Exhibit 99.2 CORPORATE PRESENTATION THE ROYALTY AGGREGATOR NASDAQ COMMON: XOMA FOR BIOTECH NASDAQ PERPETUAL PREFERRED SHARES: XOMAP, XOMAO COMPANIES Q1 2026

DISCLAIMERS Certain statements in this presentation are forward-looking statements 10-K and Form 10-Q. Consider such risks carefully when considering within the meaning of Section 27A of the Securities Act of 1933 and XOMA Royalty's prospects. Any forward-looking statements represent Section 21E of the Securities Exchange Act of 1934, including XOMA Royalty’s views only as of the date of this presentation and statements regarding: future potential monetization opportunities, should not be relied upon as representing its views as of any active transactions with significant financial implications, collaborations subsequent date. XOMA Royalty disclaims any obligation to update any poised for significant financial contribution, the ability of our partners forward-looking statement, except as required by law. and their licensees to successfully develop their pipeline programs (including the anticipated timing and occurrence of clinical trial results, NOTE: All references to “portfolio” in this presentation are to milestone regulatory decisions, and commercialization activities), the productivity and/or royalty rights associated with a basket of drug products in of acquired assets, our revenue and cashflow forecasts, upcoming development. All references to “assets” in this presentation are to internal milestones and value catalysts, our future cash needs, our milestone and/or royalty rights associated with individual drug product strategy for value creation, and other statements that relate to future candidates in development. References to royalties or royalty rates periods. These statements are not guarantees of future performance contained herein refer to future potential payment streams regardless and undue reliance should not be placed on them. They are based on of whether or not they are technically defined as royalties in the assumptions that may not prove accurate, and actual results could differ underlying contractual agreement; further, any rates referenced herein materially from those anticipated due to certain risks inherent in the are subject to potential future contractual adjustments. biotechnology industry and for companies engaged in the development of new products in a regulated market. Potential risks to XOMA Royalty meeting these expectations are described in more detail in XOMA Royalty's most recent filings on Form 2

XOMA ROYALTY’S BUSINESS MODEL: Path to Sustained THE COMPOUNDING Profitability EFFECT GROWING # of ROYALTIES CASH RECEIPTS ↑ LOW EXPENSES LOW SHARE COUNT INFLECTION POINT HIGH EPS LOW EXPENSES SIGNIFICANT SHARE PRICE APPRECIATION 2023 future 3 3

2025 YEAR IN REVIEW

Increasing Portfolio Optionality Through Creative Deal Making
Opportunistically Returning Excess Capital to Shareholders

Date	Company	Deal Type	Description	Listing
JAN 2025	Castle Creek Biosciences	ROYALTY+	D-Fi Royalty, Warrants PRV	PRIVATE
APR 2025	KINNATE BIOPHARMA	OUTLICENSING	Sale of All Pipeline Assets	NASDAQ: KNTE
MAY 2025	BioInvent	ROYALTY	Mezagitamab Royalty	NASDAQ(SW): BINV
JUL 2025	ESSA	ACQUISITION[1]	Cash	NASDAQ: EPIX
AUG 2025	TURNSTONE BIOLOGICS	ACQUISITION	Cash & TIL Assets	NASDAQ: TSBX
AUG 2025	MURAL ONCOLOGY	ACQUISITION	Cash & Cytokine Assets	NASDAQ: MURA
AUG 2025	HILLEVAX	ACQUISITION	Cash & Norovirus Platform	NASDAQ: HLVX
AUG 2025	LAVA THERAPEUTICS	ACQUISITION	Pfizer / Janssen	NASDAQ: LVTX
DEC 2025	Takeda	ROYALTY X-Δ	Royalty Share Agreement	NYSE: TAK
NOV 2025	REPARE THERAPEUTICS	ACQUISITION[1]		NASDAQ: RPRX
DEC 2025	generation bio	ACQUISITION	moderna / ctLNP Platform	NASDAQ: GBIO

ADDED ASSETS	Total	22
	Phase 2 & 3	5
ACQUIRED NON-DILUTIVE CAPITAL		~$12M
PORTFOLIO RECEIPTS		>$50M
SHARE BUYBACK	Dollars	$16M
	Shares	~648k

1. XOMA Royalty served as Structuring Agent and financing source to XenoTherapeutics, Inc.

XOMA ROYALTY 4

COMMERCIAL PORTFOLIO

Provide Stable & Growing Royalty Streams

Marketer	Product	Indication	Royalties	FY25 Receipts	FY26 Sales Est[1]	Peak Sales Est[1]
Roche	VABYSMO	Wet AMD, DME, RVO	0.5%	$22.5M	$5.8B	$8.3B
Day One Biopharmaceuticals	ojemda	r/rpLGG	Mid-single digit	$12.4M	$231M	$910M
Zevra Therapeutics	MIPLYFFA	Niemann-Pick Disease Type C	Mid-single digit	$2.9M	$130M	$392M
Medexus Pharma	IXINITY	Hemophilia-B	Mid-single digit	$1.7M	$35M	n/a
Organon	XACIATO	Bacterial Vaginosis	Low to high-single digit	<$0.5M	n/a	n/a
Alora pharmaceuticals	DSUVIA	Acute Pain	37-75% on DoW sales	<$0.5M	n/a	n/a
Daré Bioscience	DARE to PLAY Sildenafil Cream[2]	FSAD	Low-single digit	n/a	n/a	n/a

1. Consensus per Global Data or selected research analyst estimates if not available.
2. Commercial availability through a 503B outsourcing facility.

AMD = Age-related Macular Degeneration, DME = Diabetic Macular Edema, RVO = Retinal Vein Occlusion, r/rpLGG = Relapsed or Progressive Pediatric Low-Grade Glioma, FSAD = Female Sexual Arousal Disorder, DoW = Department of War

XOMA Royalty 5

BUILDING THE LONG-TERM XOMA ROYALTY BUSINESS >100 Assets seralutinib (PAH/PH-ILD) (1L pLGG) ersodetug (HI) mezagitamab (ITP/IgAN) 1 volixibat (PBC/PSC) 2 $ osavampator (MDD) > 140M OHB-607 (BPD) milestones received since 2017 rilvegostomig (cancer) UNDISCLOSED Anti-TL1A (UC/Crohn’s) $ > 3B ficlatuzumab (HNSCC) in future potential cetrelimab (cancer) milestones ovaprene (NH Contraception) D-Fi (DEB) sildenafil cream (FSAD) MILESTONES EARLY-STAGE PIPELINE REGISTRATIONAL / PHASE 2b & 3 COMMERCIAL ROYALTIES 1. In development by Mirum Pharmaceuticals under license from Takeda. 6 2. Osavampator is being developed by Takeda in Japan, and by a Takeda partner outside of Japan.

KEY PORTFOLIO EVENTS ANTICIPATED IN 2026

COMMERCIAL

SALES RAMPS

VABYSMO

ojemda™

MIPLYFFA™

XACIATO™

PRODUCT LAUNCH

DARE to PLAY Sildenafil Cream

REGULATORY

MARKETING AUTHORIZATION DECISIONS

ojemda™ (EMA, Japan)

MIPLYFFA (EMA)

REGULATORY GUIDANCE: REGISTRATION PATHWAYS

gossamerbio — SERALUTINIB — PULMONARY ARTERIAL HYPERTENSION (PAH)

REZOLUTE — ERSODETUG — CONGENITAL HYPERINSULINISM (cHI)

RECURSION — REC-4881 — FAMILIAL ADENOMATOUS POLYPOSIS (FAP)

DATA ANNOUNCEMENTS

PHASE 3	PHASE 2b (Registrational)	PHASE 1 / 2
REZOLUTE	Takeda[1]	AstraZeneca
ERSODETUG	VOLIXIBAT	RILVEGOSTOMIG
HYPERINSULINISM (THI)	PRIMARY SCLEROSING CHLOANGITIS (PSC)	LUNG CANCER (monotherapy)
2H26	2Q26	2026

+ BUSINESS DEVELOPMENT

1. In development by Mirum Pharmaceuticals under license from Takeda.

XOMA ROYALTY 7

EVOLUTION OF XOMA ROYALTY Growing Cash Receipts and Portfolio Optionality Without Shareholder Dilution Assets: 2023 TODAY (1) Commercial: 1 7 7x LATE STAGE (2) Phase 3 / Registrational: 2 14 Phase 2 & Earlier: 57 100+ TOTAL: ~60 >120 2x PORTFOLIO SIZE Financial: (3) ~4x ROYALTY RECEIPTS Royalty Receipts : ~$9M ~$34M ~$ ~$ Beginning Cash: 57M 83M 45% MORE CASH $ $ Share Repurchase: 0M 16M+ / ~648k Shares ONLY 4% MORE SHARES Common Stock: 11.4M 11.9M (1) Included DARE to PLAY (Sildenafil Cream) being sold under 503B pathway by Daré Bioscience (2) 2 remain from 2023, 4 progressed from Phase 2 and 8 were acquired 8 (3) Includes FY 2023 and FY 2025 cash receipts from royalties

TAKEDA STRATEGIC REVENUE SHARING AGREEMENT Economic Interests in 9 Programs added to XOMA Royalty Portfolio Therapeutic Area(s) Potential Asset Mechanism(s) / Indication(s) Royalties Milestones CD-38 antibody, Autoimmune Takeda Revenue Share Assets – AMPA positive $ diseases, neurology, Low to mid- 101M Late Stage (Mezagitamab (TAK- allosteric Aggregate psychiatry, hepatic single digit 079), Osavampator and Volixibat) modulator, IBAT diseases inhibitor Familial Allosteric MEK1/2 Low to mid- REC-4881 Adenomatous Not disclosed inhibitors single digit Polyposis Recombinant Bronchopulmonary Low to mid- $ OHB-607 human IGF- Dysplasia in 223M single digit 1/IGFBP-3 premature infants 5 early-stage assets $ Multiple Multiple Mid-single digit 510M with Oak Hill Bio 9

XOMA M&A TRANSACTIONS 9 Acquisitions Since 2024, Accessing 9 Different Royalties, Plus IP A P R 2 0 2 4 N O V 2 0 2 5 A U G 2 0 2 5 S E P 2 0 2 5 O C T 2 0 2 5 1 5 partnered assets $ Next gen TILs ≤ 281M milestones Norovirus vaccine Neoantigen Platform 15% to XOMA N A S D A Q : K N T E P R I V A T E N A S D A Q : T S B X N A S D A Q : H L V X N A S D A Q : E P I X N O V 2 0 2 5 D E C 2 0 2 5 J A N 2 0 2 6 F E B 2 0 2 6 1 2 partnered assets 1 partnered asset $ $ Partnered assets w/ milestone and ≤ 838M milestones≤ 30M milestones royalty streams to XOMA Cytokine platform 25% to XOMA 10-50% to XOMA ctDNA Platform Wholly owned assets N A S D A Q : L V T X N A S D A Q : M U R A N A S D A Q : R P R X N A S D A Q : G B I O 10 1. XOMA Royalty served as Structuring Agent and financing source to XenoTherapeutics, Inc.

XOMA ROYALTY TRANSACTION CASE STUDY

Viracta Therapeutics | DAY101 (now OJEMDA™)

Date: March 2021

Consideration to Viracta:

- $13.5M upfront + $20M in milestones

XOMA Royalty Receives:

- mid-single digit royalties on DAY101 (OJEMDA)
- ≤$54M in pre-commercialization milestone payments

ojemda™


$13.5M
UPFRONT
$35.9M
Milestone and
Royalty Receipts
4Q'23 to Date(1)
Future Royalty
+ Milestone
Receipts2
Return to date:
~33% IRR
2.7x MOIC

1. Financial information as of 12/31/2025.
2. XOMA Royalty remains eligible to receive mid-single-digit royalties on sales of and pre-commercialization milestones related to OJEMDA

XOMA ROYALTY 11

XOMA ROYALTY IS DIFFERENTIATED Capital per transaction $ 200M+ Royalty Pharma $ 200M – $ 100M DRI Healthcare Trust FOCUSED ON $ Ligand HCRx 100M – EARLY- to MID-STAGE $ 25M CLINICAL ASSETS $ < 25M P R E C L I N I C A L P H A S E 1 P H A S E 2 P H A S E 3 A P P R O V A L C O M M E R C I A L 12

GROWING PORTFOLIO RECEIPTS XOMA Royalty Cash Receipts ($M) FY2025 Comments $50.5 $46.4 ▪ Royalty receipts +68% $16.9 ▪ 4 programs each contributed $ > 1.5M in royalty receipts, $26.4 including 2 approved within last 2 years ▪ 6 programs contributed to $15.6 $33.6 milestone receipts $6.6 $20.0 $9.0 FY 2023 FY 2024 FY 2025 Royalty Receipts Milestone Receipts 13

XOMA ROYALTY FINANCIAL HIGHLIGHTS 1 FY2025 PORTFOLIO RECEIPTS NON-DILUTIVE CAPITAL $ $ > 50M ~ 12M FY25 positive cash flow from operations Provided by acquisitions since Jan 2025 2 BUSINESS DEVELOPMENT SHARE REPURCHASE $ $ ~ 25M 16M BioInvent (mezagitamab), Castle Creek (D-Fi) Retired ~648k shares @ $24.75 avg price 1. XOMA Royalty accumulated approximately $11.7M of cash and cash equivalents, net of transaction costs, from completing or serving as structuring agent on 7 acquisitions since January 2025. 14 2. Represents $20M upfront purchase paid to BioInvent and $5M contributed to Castle Creek royalty financing for D-Fi.

XOMA ROYALTY SNAPSHOT: Current Capitalization $ 26.61 / SHARE SHARES (FULLY DILUTED 17.6M TREASURY METHOD) $ ~$ MARKET CAP (FULLY DILUTED) 469M 568M $ 69M PERPETUAL PREFERREDS ENTERPRISE VALUE $ 113M ROYALTY BACKED LOAN $ 83M CASH (YE25) 15 15 Note: Share Price as of market close 3/16/2026

XOMA ROYALTY – WHAT WE DO Royalties Science Milestones Structuring The Biotech Royalty Aggregator 16